Inventories (Details) In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Inventories
Raw materials	$ 99,909	628,818	1,182,606
Work-in-progress	54,994	346,126	588,582
Finished goods	269,463	1,695,975	753,768
Total inventories	424,366	2,670,919	2,524,956
Provisions to write-down the carrying amount of obsolete inventory to its estimated net realizable value	$ 74,655	469,872	16,467	9,590